SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2010

ENTECH  SOLAR, INC.
(Exact Name of Registrant as specified in charter)

Delaware	0-16936	33-0123045

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas	76177
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   817/ 224-3600

                                           N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being submitted to revise Item 4.01.  The revised Item 4.01 is set forth in its entirety below.

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On August 16, 2010, the Company was notified that Amper, Politziner and Mattia, LLP (“Amper”) an independent registered public accounting firm combined its practice with that of Eisner and the name of the combined practice operates under the name EisnerAmper LLP.  The Audit Committee of the Company’s Board of Directors has engaged EisnerAmper LLP to serve as the Company’s new independent registered public accounting firm as of August 18, 2010.

During the Company’s fiscal years ended 2008 and 2009 and through the date of this Current Report on Form 8-K/A, the Company did not consult with Eisner regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The audit report of Amper on the (consolidated) financial statements of the Company as of and for the fiscal years ended 2008 and 2009 contained a modified opinion to express the auditor’s substantial doubt as to the Company’s ability to continue as a going-concern.  The audit reports for the fiscal years ended 2008 and 2009 do not contain an adverse opinion or disclaimer opinion, and except as noted above, are not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company’s (consolidated) financial statements for the fiscal years ended 2008 and 2009 and through the date of this Current Report on Form 8-K/A, there were (i) no disagreements between the Company and Amper on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Amper, would have caused Amper to make reference to the subject matter of the disagreement in their report on the Company’s financial statements for such fiscal years or for any reporting period since the Company’s last fiscal year end and (ii) no reportable events within the meaning set forth in item 304(a)(1)(v) of Regulation S-K.

The Company has provided Amper a copy of the disclosures in this Form 8-K/A and has requested that Amper furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Amper agrees with the Company’s statements in this Item 4.01.  A copy of the letter dated August 23, 2010 furnished by Amper in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

Exhibit Number	Description of Exhibit

16.1	Letter from Amper, Politziner and Mattia, LLP dated August 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTECH SOLAR, INC.

By:	/s/ Shelley Hollingsworth
Treasurer, Secretary and Director of Financial Reporting

Dated: August 23, 2010

Exhibits.

Exhibit Number	Description of Exhibit

16.1	Letter from Amper, Politziner and Mattia, LLP dated August 23, 2010.